Investor Presentation February 2017 NASDAQ: PBCT Exhibit 99.1

Forward-Looking Statement
Certain statements contained in this presentation are forward-looking in nature. These include all statements
about
People's
United
Financial's
plans,
objectives,
expectations
and
other
statements
that
are
not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are
subject
to
risks
and
uncertainties
that
could
cause
People's
United
Financial's
actual
results
or
financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, international, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8)
competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise.

PBCT: Compelling Investment Opportunity
•
Leading market position in one of the best commercial banking markets in the U.S.
•
Significant growth runway within existing markets –
expanding in two of the largest MSAs in the U.S.
–
New York City #1 and Boston #10
•
Ability to maintain pristine credit quality
–
Average annual net charge-offs/average loans since 2007 have been 18bps
•
Improving profitability
–
Six consecutive years of growth in earnings per common share (2011-2016)
–
2016 net income of $281 million, up 8% vs. prior year period, or 7% on a per common share basis
•
Low operating risk profile
–
Consistently profitable throughout the credit cycle
–
Straightforward
and
diversified
portfolio
of
products
–
no
complex
financial
exposures
•
Robust liquidity
–
Strong deposit market share in most core markets
–
Unused FHLB of Boston borrowing capacity of $6.8 billion at December 31, 2016
•
Continued capital deployment via organic growth and dividends
–
Twenty-five consecutive quarters of loan growth
–
Dividend yield of approximately 3.6%

People's United Bank
ME
Augusta
Montpelier
VT
NH
NY
Concord
Albany
MA
Boston
RI
Hartford
CT
Bridgeport
NJ
LEGEND
State Capital
Headquarters - Bridgeport, CT
People's United Bank Locations
*This map is intended to show branch density, not actual placement or number of branches. ©People's United Bank, N.A. | Member FDIC 12/15

People's United Financial, Inc.

3
Premium Brand Built Over 170 Years
Corporate Overview
People’s United Financial, Inc.
NASDAQ (PBCT)
Headquarters
Bridgeport, CT
Chief Executive Officer
Jack Barnes
Chief Financial Officer
David Rosato
Market Capitalization (2.3.2017)
$5.8 billion
Assets
$40.6 billion
Loans
$29.7 billion
Deposits
$29.9 billion
Branches
387
In-store Branches
(2)
146
ATMs
593
Standalone ATMs
(3)
110
Founded
1842
1
Statistics as of December 31, 2016, unless noted otherwise
2
Exclusive relationship with Stop & Shop

Includes 36 ATMs in Stop & Shop locations where a branch is not present

The Bank of Western Massachusetts

Chittenden

Flagship Bank

Ocean bank

Merrill Bank

Maine Bank & Trust

Butler Bank

RiverBank

Bank of Smithtown

Danversbank

SCNB Suffolk Bancorp

People's United Financial, Inc.

2016
2010
2011
2012
2008
4
Premium Brand Built Over 170 Years
Acquired:
Chittenden Corp.
which comprised:
Chittenden Bank
Burlington, VT
Ocean Bank
Portsmouth, NH
Maine Bank & Trust
Portland, ME
Merrill Bank
Bangor, ME
Flagship Bank
Worcester, MA
Bank of West. Mass.
Springfield, MA
Acquired:
57 branches in greater
New York metro area
from RBS Citizens –
including 53 branches in
Stop & Shop
supermarkets
Since 1995, PBCT has
had an exclusive
relationship with Stop &
Shop to operate
branches in Connecticut
stores
Acquired:
Danversbank
Danvers, MA
Geographic Expansion in Recent Years
Acquired:
Financial Federal
New York, NY
Acquired:
Butler Bank
Lowell, MA
RiverBank
North Andover, MA
Bank of Smithtown
Smithtown, NY
June 27
Announced
acquisition of:
Suffolk Bancorp
Riverhead, NY

Premium Brand Built Over 170 Years
In-Store Branches Versus Traditional Branches
•
Partnership allows us to leverage People’s United brand with the ~3.3 million shoppers who visit Connecticut and New
York Stop & Shop stores every week
•
In-store locations operate under the same business model as traditional branches and sell all of the Bank’s products and services
•
Connecticut and New York in-store branches accounted for a significant portion of the new branch business booked
Note: statistics represent Connecticut and New York branches only
Last twelve months through December 31, 2016
In-Store Branches
Traditional Branches
100%
-
%
60%
42%
31%
25%
26%
30%
40%
43%
58%
69%
75%
74%
70%
Consumer Checking
Accounts Opened
Savings Accounts
Opened
Business Checking
Accounts Opened
Home Equity Loans
Originations
Mortgage Loan
Originations
Business Banking Loan
Originations
Investment Sales
57%
On average, in-store locations are open 37% more hours per week (56 hours vs.
41 hours), but are approximately 30% less expensive to operate.

Jack Barnes
President & CEO, Director
30+
People’s United Bank (SEVP, CAO),
Chittenden, FDIC
Galan Daukas
SEVP Wealth Management
30+
People’s United Bank, Washington Trust, The
Managers Funds, Harbor Capital Mgmt
Sara Longobardi
SEVP Retail Banking
25+
People’s United Bank
Dave Norton
SEVP & Chief HR Officer
5+
People’s United Bank, New York Times,
Starwood, PepsiCo
Lee Powlus
SEVP & Chief Administrative Officer
25+
People’s United Bank, Chittenden, Alltel
David Rosato
SEVP & CFO
30+
People’s United Bank, Webster, M&T
Chantal Simon
SEVP & Chief Risk Officer
25+
People’s United Bank, Merrill Lynch US Bank,
Lazard Freres & Co.
Jeff Tengel
SEVP Commercial Banking
30+
People’s United Bank, PNC, National City
Bob Trautmann
SEVP & General Counsel
20+
People’s United Bank, Tyler Cooper & Alcorn
Kirk Walters
SEVP Corporate Development,
Director
25+
People’s United Bank, Santander, Sovereign,
Chittenden, Northeast Financial
Name
Position
Years in Banking
Professional Experience
Experienced Leadership Team

Operate in Large & Attractive Northeast Markets
NYC-Northern NJ-PA
•
Population: 20.3 million
•
Median HH Income: $66,610
•
Businesses: 810,883
•
Population Density (#/sq miles): 2,426
•
Unemployment Rate (%): 4.5
•
$100K+ Households (%): 33.0
Boston, MA
•
Population: 4.7 million
•
Median HH Income: $73,624
•
Businesses: 203,770
•
Population Density (#/sq miles): 1,361
•
Unemployment Rate (%): 2.4
•
$100K+ Households (%): 36.6
Hartford, CT
•
Population: 1.2 million
•
Median HH Income: $68,692
•
Businesses: 52,315
•
Population Density (#/sq miles): 803
•
Unemployment Rate (%): 3.7
•
$100K+ Households (%): 32.1
Bridgeport-Stamford, CT
•
Population: 953,000
•
Median HH Income: $80,998
•
Businesses: 49,392
•
Population Density (#/sq miles): 1,520
•
Unemployment Rate (%): 3.6
•
$100K+ Households (%): 41.6
New Haven, CT
•
Population: 860,000
•
Median HH Income: $62,420
•
Businesses: 36,800
•
Population Density (#/sq miles): 1,426
•
Unemployment Rate (%): 4.1
•
$100K+ Households (%): 29.5
Burlington, VT
•
Population: 218,000
•
Median HH Income: $65,925
•
Businesses: 10,846
•
Population Density (#/sq miles): 173
•
Unemployment Rate (%): 2.4
•
$100K+ Households (%): 28.3
Notes: The current national unemployment rate is 4.8%
The
current
national
population
density
is
91
(#/sq
miles)
Source: SNL Financial, US Census data
The population densities of NYC, Boston, Bridgeport and New Haven MSAs are each over ten times the national average

Operate in Large & Attractive Northeast Markets
People’s United’s Franchise Metrics
MSA Rank
(Out of 933 MSAs Nationwide)
75% of PBCT’s deposits are in its top 5 MSAs, which are some of the most densely
populated and wealthy markets in the U.S.
Source: SNL Financial; FDIC data as of June 30, 2016
1.
Excludes deposits from trust institutions and branches with over $750 million deposits;
excludes branches and deposits located outside each MSA
2.
Rank weighted by percentage of franchise deposits
Market Size
Population
Median
% Households
People's United Top 5 MSAs
Total Deposits
Market
% Deposit
Deposits
% of
Density
Household
with $200k+
($ in millions)
Rank
Market Share
($ in millions)
Franchise
(# / sq. mile)
Income
Income
Bridgeport-Stamford-Norwalk, CT
$40,283
1
17%
$6,860
28%
6
8
2
New York-Newark-Jersey City, NY-NJ-PA
691,368
24
1%
3,534
15%
2
35
12
Boston-Cambridge-Newton, MA-NH
150,184
8
2%
3,120
13%
8
13
9
Hartford-West Hartford-East Hartford, CT
30,010
5
8%
2,478
10%
20
26
23
New Haven-Milford, CT
20,106
4
11%
2,309
9%
7
60
41
Top 5 MSAs
$931,951
–
2%
$18,301
75%
–
–
–
Weighted Average Rank
2
8
23
13
Rank / Nationwide MSAs (933 MSAs)
0.8%
2.5%
1.4%
1

Total Loan Portfolio: $29.7 Billion
At December 31, 2016
($ in billions)
Connecticut
$7.8 / 26%
Massachusetts
$5.4 / 18%
New Hampshire
$1.4 / 5%
Other
$5.2 / 18%
New York
$5.7 / 19%
Vermont
$1.8 / 6%
New Jersey
$1.5 / 5%
Maine
$0.9 / 3%
Operate in Large & Attractive Northeast Markets
Excluding equipment finance loans, ~91% of PBCT’s loan portfolio is within the Northeast

Source: SNL Financial; FDIC data as of June 30, 2016; excludes trust institutions; excludes non-retail branches
Notes:
PBCT
branch
count
updated
as
of
December
31,
2016
Operate in Large & Attractive Northeast Markets
Connecticut
Massachusetts
Vermont
New York
New Hampshire
Maine
4
th
in deposit market share in New England
# 1 in Fairfield County, CT., 64 branches, ~$11 billion in deposits, ~ 24% market share
Strong deposit market positions
Branches
$BN
%
1
Bank of America
138
30.0
23.8
2
People's United
149
16.5
13.1
3
Webster
118
16.3
12.9
4
Wells Fargo
76
9.0
7.1
5
TD Bank
71
6.8
5.4
6
JP Morgan Chase
50
5.5
4.4
7
Citi
14
4.2
3.3
8
KeyCorp
75
4.1
3.3
9
Liberty
55
3.5
2.7
10
United Financial
32
3.2
2.5
Branches
$BN
%
1
JP Morgan Chase
754
536.2
37.6
2
HSBC
146
114.7
8.0
3
Citi
243
88.1
6.2
4
Bank of America
303
83.7
5.9
5
M&T
282
44.9
3.2
6
Capital One
229
44.8
3.1
7
KeyCorp
403
36.1
2.5
8
TD Bank
262
33.7
2.4
9
Signature
30
29.5
2.1
10
Wells Fargo
85
23.3
1.6
29
People's United
97
3.4
0.3
Branches
$BN
%
1
People's United
40
2.9
23.0
2
TD Bank
32
2.5
20.1
3
Merchants
31
1.4
10.8
4
KeyCorp
12
0.8
6.5
5
Citizens
20
0.8
6.4
6
Northfield
13
0.6
4.9
7
Union
12
0.5
3.8
8
Community
12
0.5
3.7
9
Passumpsic
6
0.4
2.9
10
Mascoma
10
0.3
2.8
Branches
$BN
%
1
Citizens
72
7.9
24.8
2
TD Bank
70
6.7
21.0
3
Bank of America
23
4.6
14.3
4
People's United
26
1.5
4.7
5
NH Mutual
19
1.2
3.8
6
BNH Financial
25
1.2
3.6
7
Santander
18
1.0
3.0
8
Lake Sunapee
21
0.9
2.7
9
Mascoma
17
0.9
2.7
10
Northway
17
0.7
2.4
Branches
$BN
%
1
TD Bank
48
3.5
12.9
2
KeyCorp
50
3.4
12.5
3
Camden National
63
2.8
10.4
4
Bangor Bancorp
56
2.5
9.2
5
Bank of America
17
1.8
6.7
6
First Bancorp
16
1.1
4.3
7
People's United
27
1.1
4.2
8
Bar Harbor
14
1.0
3.7
9
Machias Bancorp
18
1.0
3.6
10
Norway
24
0.9
3.3
Branches
$BN
%
1
Bank of America
230
67.8
27.2
2
Citizens
245
31.3
12.6
3
Santander
221
18.3
7.3
4
TD Bank
144
13.1
5.3
5
Eastern Bank
89
8.0
3.2
6
Independent Bank
84
6.2
2.5
7
First Republic
4
5.6
2.3
8
Boston Private
11
3.9
1.6
9
Middlesex
32
3.8
1.5
10
People's United
48
3.6
1.4

Commitment to Relationship-Based Banking
Long history of focusing on relationship management at the local level…
•
Long-term relationships with customers
•
Customers relationships are with local management
•
Single
point
of
contact
with
customers
–
break
down
silos
to
present
full
suite
of
products
&
services
•
Senior management frequently interacts with customers
•
Reputation and word-of-mouth referrals often drive new business
•
Broad distribution: 387 branches across six states, 593 ATMs, online and mobile banking
•
Call center operations locally located in Bridgeport, CT and Burlington, VT

Breadth of Products & Services
Commercial
Banking
Retail
Banking
Wealth
Management
…while providing the same full breadth of solutions as larger banks
•
Commercial Lending: commercial finance, real estate financing, equipment loans & leasing, asset based lending, mortgage warehouse lending
•
Deposit Products: checking accounts, savings and money market accounts
•
Treasury Management: cash management services, Online banking eTreasury+, ACH services, lockbox services, remote deposit capture, merchant card processing, payroll services, fraud protection services, liquidity and investment solutions
•
Specialty Services: government banking, healthcare & non-profit banking, interest rate risk management, international services, business aircraft finance
•
Insurance: commercial coverage, employee benefits, bonding, risk management services, specialized industry insurance
•
Retail Lending: residential mortgages, home equity loans and lines of credit, personal loans
•
Deposit Products: checking accounts, savings and money market accounts
•
Services: mobile banking, online banking, credit cards
•
Wealth Services & Solutions: financial planning, trust & estate solutions, investment management, private banking, self-directed investing, retirement plan services, institutional trust services

13 Total Loan Portfolio: $29.7 Billion At December 31, 2016 Commercial $21.4 Billion / 72% Breadth of Products & Services Retail $8.3 Billion / 28%

Packaging
4%
Service
3%
Other
5%
Health
Services
2%
Manufact.
5%
Transp. / Utility
3%
Arts/Ent./Rec.
2%
Construction
2%
Information
1%
Public Admin.
1%
Hosp. & Entertain.
5%
Wholesale
Dist.
5%
Other
1%
14
Commercial Real Estate
$10.3 Billion / 35% of Total Portfolio
(At December 31, 2016)
Residential
(Multi-Family)
37%
Commercial & Industrial
$8.1 Billion / 27% of Total Portfolio
Equipment Financing
$3.0 Billion / 10% of Total Portfolio
Commercial Loans: $21.4 Billion /  72% of Total Portfolio
($ in billions)
($ in billions)
($ in billions)
Retail
25%
Office Buildings
21%
Health care
1%
Self Storage
2%
Special Use
2%
Industrial /
Manufacturing
6%
Finance &
Insurance
19%
Service
17%
Manufacturing
14%
Wholesale
Dist.
14%
Health
11%
Retail
Sales
9%
Transportation
/ Utility
36%
Construction
14%
Finance,
Insurance
& Real Estate
14%
Waste
6%
Printing
6%
Breadth of Products & Services
Broadly diversified commercial loan portfolio
Real Estate
7%

Residential Mortgage
$6.2 Billion / 21% of Total Portfolio
(At December 31, 2016)
Retail Loans: $8.3 Billion / 28% of Total Portfolio
($ in billions)
($ in billions)
Home Equity and Other Consumer
$2.1 Billion / 7% of Total Portfolio
2016 originated weighted average LTV of 68%
2016 originated weighted average FICO score of 763
Hybrid ARMs represent 89% of the portfolio
2016 originated weighted average CLTV of 59%
2016 originated weighted average FICO score of 766
61% of originations during last 3 years are in a first lien position
New York
$0.6 / 10%
Vermont
$0.3 / 5%
Massachusetts
$1.8 / 28%
Connecticut
$2.7 / 44%
Connecticut
$1.3 / 59%
Vermont
$0.2 / 10%
New York
$0.3 / 13%
Massachusetts
$0.2 / 7%
New Hampshire
$0.2 / 3%
Maine
$0.1 / 2%
New Jersey
$0.5 / 8%
New Hampshire
$0.1 / 6%
Maine
$0.1 / 5%
Breadth of Products & Services

Conservative & Well-Defined Underwriting Culture
•
Credit culture and underwriting standards
Cash flow –
deal specific and global
Collateral / limited unsecured exposure with equity investment requirements and guarantees
No speculative real estate projects
•
Credit structure includes meaningful covenants, appropriate LTVs and monitored advance rates
•
Industry knowledge and expertise (i.e. basic industries and property types)
•
Seasoned relationship managers with considerable local market knowledge
•
Experienced senior credit officers (SCO) average 25+ years of commercial banking experience
•
Approval authority
Local, regional and corporate credit committee structure
>$25 million also requires Executive Risk Oversight Committee approval
•
Due diligence begins prior to the issuance of a proposal (market manager & SCO) and independent credit associates in Risk Management are utilized
•
Credit analyst / relationship manager complete detailed loan submission
•
Stress test cash flow for interest rate sensitivities, vacancy and rental rates
•
Independent field exams and appraisal review
Commercial Credit Culture & Approval Process

Conservative & Well-Defined Underwriting Culture
Conservative underwriting is a hallmark of People’s United
Average Annual Net Charge-Offs / Average Loans
Peer Group Comparison 2007-2016
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
0.18%
PBCT
Median, excluding PBCT = 0.90%
Source: SNL Financial

Deep Focus on Expense Management
•
EMOC has been fully operational since November 2011
Committee comprised of the CEO, CFO, Chief Administrative Officer and Chief HR Officer
•
EMOC oversees:
Non-interest expense management and implements strategies to attain targeted goals
Revenue initiatives that require expenditures and conducts periodic progress reviews
•
Spending requests above $25,000 (or annual spending with a vendor of $75,000 or more) are submitted for approval by business owners and/or finance divisional resources
For the purpose of spending limit calculation, all common expenditures are aggregated for approval purposes
•
Staffing models, staffing replacements and additions for mid-level positions and above require approval by the Committee
Expense Management Oversight Committee (EMOC)
Proactive expense management approach

Deep Focus on Expense Management
•
People’s United has proactively managed expenses while also making significant investments in:
Talent and systems amidst a regulatory environment of heightened expectations
Revenue and deposit gathering initiatives
Improving customer experiences via enhanced delivery of products and services
Non-Interest Expense
1
$208
$218
$212
$214
$217
$217
$213
$218
$216
4Q'14
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
Continued execution of strong cost controls
($ in millions)
1
Excludes merger-related expenses of $3.1 million in 3Q’16 and $1.6 million in 4Q’16

•
Bolstering commercial banking presence in Massachusetts and New York
•
Building large-corporate and government banking productivity
•
Continuing to leverage investment in asset-based lending
•
Focusing on deposit gathering capabilities
•
Growing insurance and wealth management fee income
•
Increasing momentum in other fee income businesses
Delivering interest rate swaps and foreign exchange products to corporate customers
Expanding international trade finance
Growing commercial banking lending fees
Investing in competitive cash management products
These significant opportunities expected to provide earnings growth for years to come
Significant Opportunities
Continuing to grow in our expanded footprint, while deepening presence across heritage markets

Building the Franchise for the Long-Term
Committed to delivering value to both customers and shareholders
•
Increase focus on relationship profitability
Continue to build deep, multi-product relationships
Deposit gathering remains a key focus and is reflected in incentive structure
•
Maintain pristine asset quality
•
Tightly control expenses while investing in key infrastructure
•
Maintain asset sensitivity to position People’s United for eventual increase in interest rates

Fourth Quarter and Full Year 2016 Results

Full Year 2016 Overview
•
Net income of $281 million, an increase of $20 million or 8%
–
Earnings per common share of $0.92, an increase of $0.06 or 7%
•
Net interest income
1
of $972 million, an increase of $40 million or 4%
•
Net interest margin of 2.80%, a decrease of 8 basis points
•
Loan growth of $1.3 billion, 5% growth rate
•
Deposit
growth
of
$1.4
billion,
5%
growth
rate
•
Non-interest
income
of
$343
million,
consistent
with
prior
year
(adj.
for
the
2015
gain
on
sale
of
payroll
services
business)
•
Non-interest expense of $869 million, an increase of $8 million or 1%
–
Includes merger-related costs of $5 million
•
Efficiency ratio of 60.5%, an improvement of 100 basis points
•
Net loan charge-offs of 0.06%, an improvement of 2 basis points
(Comparisons versus full year 2015)
1
Net interest income on a fully taxable equivalent basis was $1.0 billion, an increase of 5%.

End of Period Balances
Growing a broadly diversified portfolio
$21.7
$24.4
$26.6
$28.4
$29.7
($ in billions)
$20.4
$7.2
$7.3
$8.9
$9.4
$10.0
$10.3
$5.4
$6.0
$6.3
$7.2
$7.7
$8.1
$2.0
$2.3
$2.6
$2.9
$3.0
$3.0
$3.6
$3.9
$4.4
$4.9
$5.5
$6.2
$2.2
$2.2
$2.2
$2.2
$2.2
$2.1
2011
2012
2013
2014
2015
2016
Commercial Real Estate
Commercial & Industrial
Equipment Financing
Residential Mortgage
Consumer
Loans

Net Interest Income

Net interest income has increased as loan growth has outweighed significant net interest margin compression
5-Year CAGR: +1% (Ex. Accretion: +7%)
($ in millions)
$913
$929
$889
$912
$932
$972
Net Interest Income
$655
$722
$762
$831
$877
$933
$258
$207
$127
$81
$55
$39
2011
2012
2013
2014
2015
2016
NII, Ex. Accretion
Accretion

Deposits

End of Period Balances
$21.6
$22.6
$26.1
$28.4
$29.9
($ in billions)
$20.8
Emphasizing deposit gathering across the franchise
$8.1
$8.7
$9.2
$11.4
$13.2
$14.3
$4.5
$5.1
$5.3
$5.6
$6.2
$6.7
$5.3
$4.7
$4.4
$5.2
$4.8
$4.5
$2.9
$3.3
$3.7
$3.9
$4.2
$4.4
2011
2012
2013
2014
2015
2016
Time
Savings
Interest-Bearing Checking & Money Market
Non-Interest-Bearing

5-Year CAGR: +2% (ex. Bank Service Charges: +5%)

People's United Financial, Inc.

($ in millions)
$314
$320
$342
$330
$343
$343
Non-Interest Income
1
Non-Interest Income
Strengthening fee income organically and via acquisition, despite industry-wide headwinds related to bank service charges
1
Excludes gains of $9.2 million in 2015 (payroll services sale) and $20.6 million in 2014 (merchant services  joint venture).
$196
$212
$235
$224
$242
$245
2011
2012
2013
2014
2015
2016
Non-Interest Income ex. Bank Service Charges
Bank Service Charges
$118
$108
$107
$106
$101
$98

Non-Interest Expenses
Controlling costs while still making significant investments in the franchise
Non-Interest Expenses
(excl. merger-related costs)
($ in millions)
Merger-related costs were $42.9 million in 2011 and $4.7 million in 2016.
$829
$831
$839
$842
$861
$864
2011
2012
2013
2014
2015
2016

29 Profitability Continuing to enhance profitability Earnings Per Common Share $0.55 $0.72 $0.74 $0.84 $0.86 $0.92 2011 2012 2013 2014 2015 2016

Full Year 2016: Goals vs. Actual Results
Goals
1
Actual Results
Loans
Growth
range:
4%
-
6%
5%
Deposits
Growth
range:
4%
-
6%
5%
Net
Interest
Income
2
Growth
range:
5%
-
7%
4%
Net
Interest Margin
2.75%
-
2.85%
2.80%
Non-Interest
Income
3
Maintain
non-interest income levels
$343
million in both 2016 & 2015
Non-Interest Expense
(ex. merger-related costs)
$860
million
-
$870
million
$864 million
Credit
Maintain
excellent
credit
quality
Provision
in
the
range
of
$40
million
-
$50
million
Excellent
credit
quality
Provision: $37 million
Capital
Maintain strong capital levels
TCE
/
TA
in
the
range
of
7.0%
-
7.2%
Expect preferred offering in second half of year
Strong capital levels
TCE
/ TA: 7.2%
Completed
preferred
offering
in
4
th
quarter
1
Goals updated on July 21, 2016.
2
Net interest income on a fully taxable equivalent basis was $1.0 billion, an increase of 5%.
3
Adjusted for the 2015 gain on sale of payroll services business.

Full Year 2017 Goals
1
Loans
Deposits
Net Interest Income
Net Interest Margin
Non-Interest Income
Non-Interest Expense
(Excludes Merger-Related Costs)
Credit
Capital
Growth
in
the
range
of
4%
-
6%
Growth
in
the
range
of
5%
-
7%
Range of
2.80% -
2.90%
Assumes one 25 basis point rate increase in fed funds (mid-year 2017)
Essentially no change to current slope of the yield curve
Growth
in
the
range
of
5%
-
7%
Range
of
$895
million
-
$915
million
Maintain excellent credit quality
Provision
in
the
range
of
$40
million
-
$50
million
Maintain strong capital levels
Tier
1
leverage
ratio
in
the
range
of
8.0%
-
8.5%
Common
equity
tier
1
capital
ratio
in
the
range
of
9.5%
-
9.7%
Growth
in
the
range
of
5%
-
7%
1
Goals reflect full year of Gerstein Fisher results (acquisition closed November 2016), but does not include the pending acquisition of Suffolk Bancorp.

Fourth Quarter 2016 Overview
•
Net
income
of
$75.9
million,
increases
of
3%
and
7%
from
the
3
rd
quarter
and
prior
year
quarter
Earnings
per
common
share
of
$0.24,
consistent
with
the
3
rd
quarter
and
up
$0.01
from
prior
year
quarter
•
Net interest income
1
of $247 million, an increase of $2 million or 1%
•
Net interest margin of 2.78%, a decrease of 2 basis points
•
Loan growth of $377 million, 5% annualized growth rate
•
Deposit
growth
of
$205
million,
3%
annualized
growth
rate
•
Non-interest income of $84 million, a decrease of $7 million or 7%
•
Non-interest expense of $217 million, a decrease of $4 million or 2%
-
Includes
$1.6
million
of
merger-related
costs
compared
to
$3.1
million
in
the
3
rd
quarter
•
Efficiency ratio of 59.3%, an improvement of 60 basis points
•
Net loan charge-offs of 0.06%, an increase of 2 basis points
(Comparisons versus third quarter 2016, unless noted otherwise)
1
Net interest income on a fully taxable equivalent basis was $255 million, an increase of <1%.

3Q 2016
Investments
Originated
Loans
Deposits
Acquired
Loans
Borrowings
4Q 2016
33
Net Interest Income
1
($ in millions)
Linked Quarter Change
$245.3
$246.8
($1.2)
$2.7
1
Net interest income on a fully taxable equivalent basis for 3Q 2016 and 4Q 2016 was $254 million and $255 million, respectively.
$0.3
$0.1
($0.4)

34 Net Interest Margin 3Q 2016 Loan Yield & Mix Borrowings Investments 4Q 2016 Linked Quarter Change 2.80% 2.78% (1 bp) 2 bps (3 bps)

35 Loans ($ in millions, end of period balances) Sep. 30, 2016 Commercial Retail Acquired Dec. 31, 2016 Linked Quarter Change $238 $29,368 $29,745 Annualized linked quarter change: +5% ($35) $174

Deposits
$14,056
$14,260
$6,522
$6,661
$4,687
$4,542
$4,391
$4,398
Sep. 30, 2016
Interest-Bearing
Checking &
Money Market
Non-Interest
Bearing
Savings
Time
Dec. 31, 2016
Linked Quarter Change
($ in millions, end of period balances)
Annualized linked quarter change: +3%
$29,861
$204
$29,656
$7
$139
($145)
Interest-Bearing Checking & Money Market
Non-Interest-Bearing
Time
Savings

Non-Interest Income
($ in millions)
3Q 2016
Insurance
Revenue
Operating
Lease
Income
Bank
Service
Charges
Net
Security
Losses
Gain from Sale
of Ownership
Interest in
Privately-Held
Investment
Investment
Management
Fees
Other
4Q 2016
$90.8
$84.2
Linked Quarter Change
$6.3
($3.0)
($1.7)
($1.1)
($6.0)
$2.6
($3.7)

Non-Interest Expense
($ in millions)
3Q 2016
Compensation
& Benefits
Merger-Related
Costs
Operating Lease
Expense
Professional &
Outside Services
Regulatory
Assessments
Other
4Q 2016
($2.8)
$217.2
$221.4
Linked Quarter Change
$0.5
($1.5)
($1.4)
$0.2
$0.8

Efficiency Ratio
61.0%
62.7%
60.4%
59.9%
59.3%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
61.8%
Beginning
with
first
quarter
2016
results,
the
Company
no
longer
classifies
expenses
related
to
ordinary
and
recurring
branch
closures
and
severance as non-operating. In prior quarters, these expenses were excluded from the calculation of the Company’s efficiency ratio. For comparison
purposes
above,
efficiency
ratios
for
prior
quarters
also
display
what
the
metric
would
have
been
had
these
expenses
been
included.

Asset Quality
Non-Performing Assets / Loans & REO (%)
1
1
Non-performing
assets
(excluding
acquired
non-performing
loans)
as
a
percentage
of
originated
loans
plus
all
REO
and
repossessed
assets;
acquired
non-performing
loans
excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii)
allowance for loan losses established subsequent to acquisition
Notes:
Source: SNL Financial and Company filings.
Top 50 Banks represents the largest 50 banks by total assets in each respective quarter.
Net Charge-Offs / Average Loans (%)
2
2
Ex. acquired loan charge-offs, PBCT’s charge-off ratio was  0.05%, 0.03%, 0.07%, 0.08%, & 0.09% in 4Q 2016, 3Q 2016, 2Q 2016, 1Q 2016 & 4Q 2015, respectively
PBCT
Peer Group (Median)
Top 50 Banks (Median)
PBCT
Peer Group (Median)
Top 50 Banks (Median)
0.66
0.68
0.64
0.63
0.57
1.32
1.79
1.54
1.62
1.21
1.38
1.36
1.25
0.5
1.0
1.5
2.0
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
0.09
0.09
0.07
0.04
0.06
0.17
0.19
0.22
0.22
0.18
0.24
0.23
0.22
0.0
0.1
0.2
0.3
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016

Returns
0.75%
0.65%
0.70%
0.73%
0.75%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
10.7%
9.4%
10.1%
10.7%
10.7%
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
Return on Average Assets
Return on Average Tangible Common Equity

Capital Ratios
Basel III Notes:
1.
Tier 1 Leverage ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital).
2.
Common
Equity
Tier
1
Capital
ratio
represents
total
stockholder’s
equity,
excluding:
(i)
after-tax
net
unrealized
gains
(losses)
on
certain
securities
classified
as
available
for
sale;
(ii)
after-tax
net
unrealized
gains
(losses)
on
securities
transferred
to
held
to
maturity;
(iii)
goodwill
and
other
acquisition-related
intangibles;
and
(iv)
the
amount
recorded
in
accumulated
other
comprehensive
income
(loss)
relating
to
pension
and
other
postretirement benefits divided by Total Risk-Weighted Assets.
3.
Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets.
4.
Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted Assets, divided by Total Risk-
Weighted Assets.
5.
Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based Capital Ratio, 10%.
Dec. 31,
2015
Mar. 31,
2016
Jun. 30,
2016
Sep. 30,
2016
Dec. 31,
2016
People’s United Financial, Inc.
Tang. Com. Equity/Tang. Assets
7.2%
7.3%
7.2%
7.2%
7.2%
Tier 1 Leverage
1, 5
8.0%
7.9%
7.8%
7.7%
8.4%
Common Equity Tier 1 Capital
2, 5
9.8%
9.7%
9.7%
9.7%
9.8%
Tier 1 Risk-Based Capital
3, 5
9.8%
9.7%
9.7%
9.7%
10.6%
Total Risk-Based Capital
4, 5
11.7%
11.5%
11.5%
11.5%
12.4%
People’s United Bank, N.A.
Tier 1 Leverage
1, 5
8.4%
8.8%
8.7%
8.6%
8.9%
Common Equity Tier 1 Capital
2, 5
10.2%
10.9%
10.8%
10.8%
11.2%
Tier 1 Risk-Based Capital
3, 5
10.2%
10.9%
10.8%
10.8%
11.2%
Total Risk-Based Capital
4, 5
12.6%
12.9%
12.8%
12.8%
13.3%

Interest Rate Risk Profile
Net Interest Income (NII) Sensitivity
1
Yield curve twist pivot point is 18 month point on yield curve.  Short End defined as overnight to 18 months.
Long End defined as terms greater than 18 months.
-5.0%
4.0%
7.3%
10.1%
12.8%
4.5%
7.9%
10.7%
13.3%
Down 75
Up 100
Up 200
Up 300
Up 400
-2.6%
1.7%
3.3%
-3.4%
2.3%
4.3%
1.9%
4.0%
-5.1%
2.7%
4.6%
Short End -75
Short End +100
Short End +200
Long End -100
Long End +100
Long End +200
Immediate
Parallel
Shock
Est. Change in NII
Yield Curve Twist
1
Est. Change in NII
Dec. 31, 2016
Sep. 30, 2016

Appendix

Asset Quality
Originated Portfolio Coverage Detail as of December 31, 2016
0.95%
0.30%
0.77%
Commercial
Retail
Total
ALLLs / Loans
NPLs / Loans
ALLLs / NPLs
0.49%
0.55%
0.51%
Commercial
Retail
Total
193%
54%
151%
Commercial
Retail
Total
Note –
ALLLs: Commercial: $199 million, Retail: $24 million, Total: $223 million.

Agency MBS -
HTM
$0.5 / 8%
Bonds, Notes &
Debentures
$0.9 / 13%
46
Securities Portfolio Detail
Note:
Duration of the securities portfolio is ~4.7 years
Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities
Held to maturity (HTM) securities reported on an amortized cost basis (book value).  Available for sale (AFS) securities reported at fair value
Agency MBS &
Agency CMOs comprised of 10-yr & 15-yr collateral constitute ~60% of the portfolio.
Municipal bond portfolio has an underlying weighted average credit rating above AA
.
Securities Portfolio: $6.7 Billion
At December 31, 2016
($ in billions)
FHLB & Federal
Reserve Bank Stock
$0.3 / 5%
Agency MBS -
AFS
$2.9 / 43%
Agency CMO’s
$0.6 / 9%
Municipal -
HTM
$1.5 / 22%

Customer Repurchase
Agreements
$0.3 / 1%
47
Balance Sheet Funding
87% funded by deposits, customer repurchase agreements and stockholders’ equity
Balance Sheet Funding: $40.6 Billion
At December 31, 2016
($ in billions)
Retail Deposits
$19.6 / 48%
Commercial Deposits
$10.3 / 25%
Stockholders’
Equity
$5.1 / 13%
Fed Funds
& FHLB
Advances
$3.7 / 9%
Subordinated Borrowings
& Senior Notes
$1.0 / 2%
Other Liabilities
$0.6 / 2%

Peer Group
Firm
Ticker
City
State
1
Associated
ASB
Green Bay
WI
2
Citizens
CFG
Providence
RI
3
Comerica
CMA
Dallas
TX
4
Cullen/Frost
CFR
San Antonio
TX
5
East West
EWBC
Pasadena
CA
6
First Horizon
FHN
Memphis
TN
7
Huntington
HBAN
Columbus
OH
8
KeyCorp
KEY
Cleveland
OH
9
M&T
MTB
Buffalo
NY
10
New York Community
NYCB
Westbury
NY
11
Signature
SBNY
New York
NY
12
Synovus
SNV
Columbus
GA
13
Umpqua
UMPQ
Portland
OR
14
Webster
WBS
Waterbury
CT
15
Zions
ZION
Salt Lake City
UT

Non-GAAP Financial Measures and Reconciliation to GAAP
In addition to evaluating People’s United Financial Inc. ("People's United") results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible common equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United’s underlying operating performance and trends, and facilitates comparisons with the performance of other financial institutions. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible common equity ratio and tangible book value per share are used to analyze the relative strength of People’s United’s capital position.
The efficiency ratio, which represents an approximate measure of the cost required by People’s United to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding operating lease expense, goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses, which are also excluded in arriving at operating non-interest expense) (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE")
basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance
("BOLI") income, the netting of operating lease expense and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). People’s United generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

Non-GAAP Financial Measures and Reconciliation to GAAP
Operating earnings exclude from net income available to common shareholders those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items
(net of income taxes), People’s United’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to: (i) non-recurring gains/losses; (ii) merger-related expenses, including acquisition integration and other costs; (iii) writedowns of banking house assets and related lease termination costs; (iv) severance-
related costs; and (v) charges related to executive-level management separation costs, are generally also excluded when calculating the efficiency ratio. Effective with the quarter ended March 31, 2016, recurring writedowns of banking house assets and certain severance-related costs are no longer considered to be non-operating expenses. Operating earnings per common share is derived by determining the per share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) earnings per common share, as reported. Operating return on average assets is calculated by dividing operating earnings (annualized) by average total assets.
Operating return on average tangible common equity is calculated by dividing operating earnings
(annualized) by average tangible common equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period.
The tangible common equity ratio is the ratio of (i) tangible common equity (total stockholders’ equity less preferred stock, goodwill and other acquisition-related intangible assets) (the numerator) to (ii)
tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per share is calculated by dividing tangible common equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP") common shares).
In light of diversity in presentation among financial institutions, the methodologies used by People’s
United for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions.

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT